                                                                      Exhibit 99


                                                (COMFORT SYSTEMS USA, INC. LOGO)


                                                    777 Post Oak Blvd, Suite 500
                                                            Houston, Texas 77056
                                                                    713-830-9600
                                                                Fax 713-830-9696



CONTACT:          Gordon Beittenmiller
                  Chief Financial Officer
                  (713) 830-9600

         FOR IMMEDIATE RELEASE

                COMFORT SYSTEMS USA REPORTS THIRD QUARTER RESULTS

                  SEQUENTIAL OPERATING INCOME AND MARGIN GROWTH

                           CONTINUED COST CONTAINMENT

         HOUSTON, TX -- NOVEMBER 12, 2003 -- COMFORT SYSTEMS USA, INC. (NYSE:
FIX), a leading provider of commercial, industrial and institutional heating, ventilation and air conditioning ("HVAC") services, today announced net income of $175,000 or $0.00 per diluted share, for the quarter ended September 30, 2003, as compared to net income of $3,740,000 or $0.10 per diluted share, in the third quarter of 2002. Net income from continuing operations for the quarter was $2,806,000 or $0.07 per diluted share in the third quarter of 2003. Excluding the restructuring charges, net income from continuing operations was $3,423,000 or $0.09 per diluted share for the quarter as compared to $3,581,000 or $0.09 per diluted share in the third quarter of 2002. The Company reported revenues from continuing operations of $210,198,000 in the current quarter as compared to $212,071,000 in 2002.

         Bill Murdy, Comfort Systems USA's Chairman and CEO, said, "Our third quarter reflected another period of steady progress for Comfort Systems USA. While industry activity levels were still restrained, our same-store revenues during the quarter increased 1.3% year-over-year, our best top-line comparison over the past two and a half years of very difficult industry conditions. In addition, excluding a modest restructuring charge, operating margins were up from the second quarter and virtually unchanged from last year's third quarter. This reflects our best year-over-year margin comparison in over a year, as our diligent cost containment kept pace with continuing gross margin pressure."

         The Company reported net income from continuing operations of $1,336,000 or $0.04 per diluted share for the first nine months of 2003 as compared to net income from continuing operations of $4,578,000 or $0.12 per diluted share for the first nine months of 2002. Excluding restructuring charges in both years, and a nonrecurring credit for a favorable receivables settlement in 2002, net income from continuing operations was $3,431,000 or $0.09 per diluted share for the first nine months of 2003 as compared to $5,279,000 or $0.14 per diluted share for the same period in 2002. The Company reported revenues of $592,029,000 from continuing operations for the current year to date, as compared to $609,836,000 in 2002.

         Murdy continued, "We continue to see signs of improving conditions in our industry. Recent economic and industry measures have taken positive turns, and commentary from the major industry manufacturers is cautiously optimistic, including continuing recognition of the build-up of deferred maintenance and replacement needs in the installed HVAC base. Based on these trends, our 2004 planning and budgeting work, and our ongoing focus on improving operating execution, we continue to expect that our 2004 results will be significantly better than 2003."

         The Company will host a conference call to discuss its financial results and position in more depth on Wednesday, November 12, 2003 at 10:00 a.m. Central Time. The call-in number for this conference call is 1-630-395-0024. A replay of the entire call will be available until 6:00 p.m. Central Time, Wednesday, November 19, 2003 by calling 1-402-998-1545.

         Comfort Systems USA is a premier provider of business solutions addressing workplace comfort, with 84 locations in 57 cities around the nation. For more information, visit the Company's website at www.comfortsystemsusa.com.

         This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current plans and expectations of Comfort Systems USA, Inc. and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, among others, the lack of a combined operating history and the difficulty of integrating formerly separate businesses, retention of key management, national and regional declines in non-residential construction activity, difficulty in obtaining or increased costs associated with debt financing or bonding, shortages of labor and specialty building materials, seasonal fluctuations in the demand for HVAC systems and the use of incorrect estimates for bidding a fixed price contract and other risks detailed in the Company's reports filed with the Securities and Exchange Commission.

                          - Financial table follows -

                           Comfort Systems USA, Inc.
                     Consolidated Statements of Operations
     For the Three Months and Nine Months Ended September 30, 2003 and 2002
                    (in thousands, except per share amounts)
                                   (Unaudited)


                                                  Three Months Ended                             Nine Months Ended
                                                    September 30,                                 September 30,
                                    ---------------------------------------------   -------------------------------------------
                                       2003          %         2002           %        2003         %         2002          %
                                    ---------      -----    ---------      ------   ---------     -----    ----------     -----
Revenues                            $ 210,198      100.0%   $ 212,071      100.0%   $ 592,029     100.0%   $ 609,836      100.0%
Cost of services                      174,771       83.1%     172,726       81.4%     494,873      83.6%     502,552       82.4%
                                    ---------               ---------               ---------              ---------
Gross profit                           35,427       16.9%      39,345       18.6%      97,156      16.4%     107,284       17.6%
SG&A                                   28,064       13.4%      31,665       14.9%      87,712      14.8%      93,876       15.4%
Restructuring charges                     949        0.5%          --         --        3,223       0.5%       1,878        0.3%
                                    ---------               ---------               ---------              ---------

Income from operations                  6,414        3.1%       7,680        3.6%       6,221       1.1%      11,530        1.9%
Interest expense, net                   1,078        0.5%         947        0.4%       3,495       0.6%       3,919        0.6%
Other expense (income)                    (42)        --         (116)      (0.1)%        105        --       (1,232)      (0.2)%
                                    ---------               ---------               ---------              ---------
Income before taxes                     5,378        2.6%       6,849        3.2%       2,621       0.4%       8,843        1.5%
Income taxes                            2,572                   3,268                   1,285                  4,265
                                    ---------               ---------               ---------              ---------
Income from continuing operations       2,806        1.3%       3,581        1.7%       1,336       0.2%       4,578        0.8%

Discontinued operations:
  Operating income (loss), net of
   applicable income tax benefit
   (expense) of $92, $91, $(174)
   and $1,655                             142                     159                     281                    353
  Estimated loss on disposition,
   including income tax expense
   of $43, $0, $274 and $25,887        (2,773)                     --                  (3,685)               (11,156)
                                    ---------               ---------               ---------              ---------

Income (loss) before cumulative
  effect of change in accounting
  principle                               175                   3,740                  (2,068)                (6,225)

Cumulative effect of change in
  accounting principle, net of
  income tax benefit of $26,317            --                      --                      --               (202,521)
                                    ---------               ---------               ---------              ---------

Net income (loss)                   $     175               $   3,740               $  (2,068)             $(208,746)
                                    =========               =========               =========              =========

Income (loss) per share:
Basic-
  Income from continuing
   operations                       $    0.07               $    0.10               $    0.04              $    0.12
  Discontinued operations -
   Income (loss) from operations           --                      --                    0.01                   0.01
   Estimated loss on disposition        (0.07)                     --                   (0.10)                 (0.29)
  Cumulative effect of change in
   accounting principle                    --                      --                      --                  (5.37)
                                    ---------               ---------               ---------              ---------
  Net income (loss)                 $      --               $    0.10               $   (0.05)             $   (5.53)
                                    =========               =========               =========              =========

Diluted -
  Income from continuing
   operations                       $    0.07               $    0.09               $    0.04              $    0.12
  Discontinued operations -
   Income (loss) from operations           --                    0.01                    0.01                     --
   Estimated loss on disposition        (0.07)                     --                   (0.10)                 (0.29)
  Cumulative effect of change in
   accounting principle                    --                      --                      --                  (5.30)
                                    ---------               ---------               ---------              ---------
  Net income (loss)                 $      --               $    0.10               $   (0.05)             $   (5.47)
                                    =========               =========               =========              =========

Shares used in computing income
(loss) per share:
   Basic                               37,713                  37,834                  37,659                 37,736
   Diluted                             38,454                  38,131                  38,081                 38,192

Note 1: The diluted earnings per share data presented above reflects the dilutive effect, if any, of stock options, convertible notes, warrants and contingently issuable restricted stock which were outstanding during the periods presented.

Supplemental Information (Unaudited)


                                                  Three Months Ended                               Nine Months Ended
                                                     September 30,                                   September 30,
                                    --------------------------------------------    --------------------------------------------
                                                  % of                  % of                      % of                    % of
                                       2003      Revenues     2002      Revenues      2003        Revenues     2002     Revenues
                                    ---------    --------   ---------   --------    ---------     --------   ---------   --------
Income from operations              $   6,414               $   7,680               $   6,221                 $ 11,530
Restructuring charges                     949                      --                   3,223                    1,878
Kmart reserve reversal                     --                      --                      --                     (800)
                                    ---------               ---------               ---------                ---------
Income from operations,
  excluding restructuring
  charges and Kmart reserve
  reversal                          $   7,363         3.5%  $   7,680        3.6%   $   9,444          1.6%  $  12,608        2.1%

Net income (loss)                   $     175               $   3,740               $  (2,068)               $(208,746)
Cumulative effect of change in
  accounting principle                     --                      --                      --                  202,521
Discontinued operations                 2,631                    (159)                  3,404                   10,803
Income taxes                            2,572                   3,268                   1,285                    4,265
Other expense (income)                    (42)                   (116)                    105                   (1,232)
Interest expense, net                   1,078                     947                   3,495                    3,919
Depreciation                            1,293                   1,677                   3,996                    4,948
Restructuring charges                     949                      --                   3,223                    1,878
Kmart reserve reversal                     --                      --                      --                     (800)
                                    ---------               ---------               ---------                ---------
EBITDA                              $   8,656         4.1%  $   9,357        4.4%   $  13,440          2.3%  $  17,556        2.9%
Income from continuing
   operations (after tax)           $   2,806               $   3,581               $   1,336                $   4,578
Restructuring charges (after tax)         617                      --                   2,095                    1,221
Kmart reserve reversal (after tax)         --                      --                      --                     (520)
                                    ---------               ---------               ---------                ---------
Income from continuing operations
  (after tax), excluding
  restructuring charges and Kmart
  reserve reversal                  $   3,423         1.6%  $   3,581        1.7%   $   3,431          0.6%  $   5,279        0.9%

Diluted earnings per share-income
  from continuing operations
  (after tax), excluding
  restructuring charges
  and Kmart reserve reversal        $    0.09               $    0.09               $    0.09                $    0.14

Note 1: Income from operations, excluding restructuring charges and Kmart reserve reversal is presented because the Company believes it reflects the results of the core ongoing operations of the Company. However, this measure is not considered a primary measure of an entity's financial results under generally accepted accounting principles, and accordingly, this amount should not be considered an alternative to operating income as determined under generally accepted accounting principles and as reported by the Company.

Note 2: The Company defines earnings before interest, taxes, depreciation and amortization (EBITDA) as net income (loss), excluding cumulative effect of change in accounting principle, discontinued operations, income taxes, other expense (income), interest expense, net, depreciation, restructuring charges and Kmart reserve reversal. EBITDA may be defined differently by other companies. EBITDA is presented because it is a financial measure that is frequently requested by capital market participants in evaluating the Company. However, EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity's financial results, and accordingly, EBITDA should not be considered an alternative to operating income, net income, or cash flows as determined under generally accepted accounting principles and as reported by the Company.

Note 3: The bottom two calculations in the above table show income from continuing operations (after tax) and related earnings per share information excluding restructuring charges and Kmart reserve reversal. The tax rate on these items was computed using the pro forma effective tax rate of the Company exclusive of these charges.

                            COMFORT SYSTEMS USA, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                           September 30,    December 31,
                                                2003            2002
                                           -------------   -------------
                                            (unaudited)
Cash and cash equivalents                  $       7,820   $       6,017
Accounts receivable, net                         170,737         166,274
Costs and estimated earnings in
excess of billings                                16,520          17,811
Assets related to discontinued                     1,405           7,221
operations
Other current assets                              26,791          30,391
                                           -------------   -------------
    Total current assets                         223,273         227,714

Property and equipment, net                       14,054          15,972
Goodwill                                         109,471         109,471
Other noncurrent assets                           11,298          13,378
                                           -------------   -------------

Total assets                               $     358,096   $     366,535
                                           =============   =============

Current maturities of long-term debt       $       4,385   $       1,780
Accounts payable                                  57,528          56,330
Billings in excess of costs and
estimated earnings                                29,313          26,633
Liabilities related to discontinued
operations                                           672           1,723
Other current liabilities                         48,910          61,187
                                           -------------   -------------
    Total current liabilities                    140,808         147,653

Long-term debt, net of discount                   10,732          10,604
Other long-term liabilities                        3,365           3,192
                                           -------------   -------------

Total liabilities                                154,905         161,449

Total equity                                     203,191         205,086
                                           -------------   -------------

Total liabilities and equity               $     358,096   $     366,535
                                           =============   =============


Selected Cash Flow Data (in thousands) (unaudited):

                                                           Three Months Ended                Nine Months Ended
                                                              September 30,                    September 30,
                                                     ------------------------------    ------------------------------
                                                          2003             2002             2003             2002
                                                     -------------    -------------    -------------    -------------
Cash flow from operating activities                  $      (6,437)   $      12,114    $       5,143    $      13,807
Cash flow from investing activities                  $        (510)   $        (844)   $      (5,096)   $     151,785
Cash flow from financing activities                  $       3,352    $     (13,269)   $       1,669    $    (165,592)

Cash flow from operating activities                  $      (6,437)   $      12,114    $       5,143    $      13,807
Taxes paid related to the sale of businesses                    --               --           10,371               --
Purchases of property and equipment                           (714)            (974)          (2,661)          (4,044)
Proceeds from sales of property and equipment                  208              196              319            1,330
                                                     -------------    -------------    -------------    -------------
Free cash flow                                       $      (6,943)   $      11,336    $      13,172    $      11,093

Note 1: The Company defines free cash flow as cash flow from operating activities less items related to certain transactions such as sales of businesses and customary capital expenditures plus the proceeds from asset sales. Other companies may define free cash flow differently. Free cash flow is presented because it is a financial measure that is frequently requested by capital market participants in evaluating the Company. However, free cash flow is not considered under generally accepted accounting principles to be a primary measure of an entity's financial results, and accordingly, free cash flow should not be considered an alternative to operating income, net income, or cash flows as determined under generally accepted accounting principles and as reported by the Company.

Note 2: Cash flow information for 2002 includes the results of discontinued operations, including the 19 operations sold to Emcor in the first quarter of 2002.